UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Materials Pursuant to §240.14a-12
Halozyme Therapeutics, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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HALOZYME THERAPEUTICS, INC.
SUPPLEMENT TO PROXY STATEMENT DATED MARCH 20, 2020
for the
Annual Meeting of Stockholders
To Be Held on April 30, 2020
To the Stockholders of
HALOZYME THERAPEUTICS, INC.:
Purpose of Supplement

Halozyme Therapeutics, Inc. (the “Company”) is furnishing this supplement to its proxy statement in connection with the Company’s Annual Meeting of Stockholders to be held on April 30, 2020 (the “Annual Meeting”), to provide additional information concerning a change in the location of the Annual Meeting.
On April 3, 2020, the Company issued the following press release related to a change to the location of the Annual Meeting. As described below, the Annual Meeting will now be held in a virtual-only meeting format.

The following Notice of Change to Virtual Meeting Format supplements the 2020 Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”) of the Company filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2020 and subsequently mailed or made available to the Company’s stockholders in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Annual Meeting.

Except as specifically stated in this supplement, the information set forth in the Proxy Statement remains unchanged. We urge you to read this supplement carefully in its entirety together with the Proxy Statement. From and after the date of this supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented by this supplement. This supplement is first being distributed to shareholders on or about April 3, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

FOR IMMEDIATE RELEASE

HALOZYME ANNOUNCES CHANGE OF LOCATION OF ANNUAL STOCKHOLDERS’ MEETING

SAN DIEGO, April 3, 2020 - Halozyme Therapeutics, Inc. (NASDAQ: HALO) today announced that due to the emerging public health impact of the coronavirus outbreak (COVID-19), to support the health and well-being of our employees and stockholders, and to comply with the State of California’s stay at home order, its Board of Directors has approved a change in the location of its 2020 Annual Meeting of Stockholders to a virtual-only shareholder meeting instead of an in-person meeting.  As previously announced, the Annual Meeting will be held on Thursday, April 30, 2020 at 8:00 a.m. local time. Stockholders will not be able to attend the Annual Meeting physically in person.
As described in the proxy materials for the Annual Meeting previously distributed, stockholders are entitled to participate in the Annual Meeting if they were a stockholder as of the close of business on March 2, 2020, the record date, or hold a legal proxy for the meeting provided by their bank, broker, or nominee.
To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/HALO2020, stockholders must enter the control number found on the proxy card, voting instruction form or notice they previously received. Stockholders may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. The meeting’s virtual attendance format will provide stockholders the ability to participate and ask questions in writing during the meeting. Whether or not they plan to attend the Annual Meeting, our stockholders are urged to vote and submit their proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and format and may continue to be used to vote your shares in connection with the Annual Meeting.
About Halozyme
Halozyme Therapeutics, Inc. is a biopharma technology platform company that provides innovative and disruptive solutions with the goal of improving patient experience and outcomes. Our proprietary enzyme rHUPH20 is used to facilitate the delivery of injected drugs and fluids. We license our technology to biopharmaceutical companies to collaboratively develop products that combine our ENHANZE® drug delivery technology with the collaborators' proprietary compounds. Halozyme is headquartered in San Diego. For more information visit www.halozyme.com.

Contact:
Al Kildani
Vice President, Investor Relations and Corporate Communications
858-704-8122
ir@halozyme.com

HALOZYME THERAPEUTICS, INC.
11388 Sorrento Valley Road
San Diego, California 92121

NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON APRIL 30, 2020
TO THE STOCKHOLDERS OF HALOZYME THERAPEUTICS, INC.:
Due to the emerging public health impact of the coronavirus outbreak (COVID-19), to support the health and well-being of our employees and stockholders, and to comply with the State of California’s stay at home order, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Stockholders of Halozyme Therapeutics, Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Thursday, April 30, 2020 at 8:00 a.m. local time. In light of public health concerns regarding the coronavirus outbreak, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically in person.
As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 2, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/HALO2020, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. The meeting’s virtual attendance format will provide you the ability to participate and ask questions in writing during the meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.
By order of the Board of Directors,
Masaru Matsuda
Senior Vice President, General Counsel,
and Corporate Secretary
San Diego, California
April 3, 2020

The Annual Meeting on April 30, 2020 at 8:00 a.m. local time will be accessible at www.virtualshareholdermeeting.com/HALO2020.
The Proxy Statement and the 2019 Annual Report to Stockholders are available at www.proxyvote.com.